Prospectus Supplement -- Aug. 24, 2001*

American Express Retirement Advisor Advantage Variable Annuity S-6406 A (8/01)

In the "Expense Summary" section, all references to the optional EEB and EEP death benefit riders are eliminated from the expense examples for qualified annuities with 7 and 10 year surrender charge schedules as they are not available.

S-6406-21 A (8/01)
Valid until next update.

* Destroy May 1, 2002